SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective Prospectus of Scudder Select 1000 Growth Fund

Advisor Classes A, B and C
Classes AARP and Class S Shares

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On November 7, 2002, the Board of the fund approved the cessation of operations of the fund effective on or about January 17, 2003 (the "Closing Date"). Accordingly, the Board of the fund has voted to liquidate and terminate the fund on the Closing Date. Shareholders will receive the net asset value per share for all shares they own on that date. This will be a taxable event for shareholders with the exception of those participating in Individual Retirement Accounts
(IRAs), qualified defined contribution and defined benefit plans or other qualified retirement vehicles.

Also, the Board of the fund further approved closing the fund to new investments. Qualified Plans that already offer the fund as an investment option may continue to make additional purchases in the fund through the Closing Date.











November 15, 2002